EXHIBIT 10.3
FORM OF INDEMNIFICATION AGREEMENT

        This Indemnification Agreement, dated as of _____, 2021 (this “Agreement”), is entered into by and between Carlyle Secured Lending III, a Delaware statutory trust ( the “Indemnitor”), and the Indemnitee named on the signature page hereto (“Indemnitee”).

    Background

        At the request of the Indemnitor, Indemnitee currently serves as a [trustee] [and] [officer] of the Indemnitor.

        Indemnitee may be subjected to claims, suits or proceedings arising as a result of the Indemnitee’s service as a [trustee] [and] [officer] of the Indemnitor. As an inducement to Indemnitee to continue to serve as a [trustee] [and] [officer] of the Indemnitor, the Indemnitor has agreed to indemnify and to advance expenses and costs incurred by Indemnitee in connection with any such claims, suits or proceedings, to the fullest extent permitted by law.

        The parties by this Agreement desire to set forth their agreement regarding indemnification and the advancement of expenses.
        In consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

    Section 1. Indemnification.

    To the fullest extent permitted by Delaware law in effect on the date hereof and as amended from time to time (provided, however, that to the fullest extent permitted by law, no change in Delaware law shall have the effect of reducing the benefits available to Indemnitee hereunder based on Delaware law as in effect on the date hereof):

        (a) The Indemnitor shall indemnify Indemnitee if Indemnitee was or is made or is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought by or in the right of the Indemnitor or otherwise), whether civil, criminal, administrative, regulatory, legislative or investigative and whether formal or informal, including any appeal therefrom (each, a “Proceeding”), (i) by reason of the fact that Indemnitee is or was or has agreed to serve as a trustee, officer, employee or agent of the Indemnitor, or by reason of any action alleged to have been taken or omitted to be taken by Indemnitee in any such capacity, or (ii) by reason of the fact that Indemnitee is or was serving or has agreed to serve at the request of the Indemnitor as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (each such entity, a “Primary Obligor”) or by reason of any action alleged to have been taken or omitted to be taken by Indemnitee in any such capacity. The indemnification of Indemnitee of the type identified in clause (i) of this Section 1(a) shall, to the extent not in conflict with such policy, be secondary to any and all payment to which such person is entitled from any relevant insurance policy issued to or for the benefit of the Indemnitor or Indemnitee. The indemnification of Indemnitee of the type identified in clause (ii) of this Section 1(a) shall be secondary to any and all indemnification to which such person is entitled from the relevant Primary Obligor (including any payment made to such person under any insurance policy issued to or for the benefit of such Primary Obligor or the Indemnitee) (the “Primary Indemnification”), and will only be paid to the extent the Primary Indemnification is not paid and/or does not provide coverage (e.g., a self-insured retention amount under an insurance policy). No such Primary Obligor shall be entitled to contribution or indemnification from or subrogation against the Indemnitor. If, notwithstanding the foregoing, the Indemnitor makes an indemnification payment or advances expenses to such an Indemnitee, the Indemnitor shall be subrogated to the rights of such Indemnitee against the relevant Primary Obligor or under any insurance policy issued to or for the benefit of such Indemnitor, Primary Obligor or the Indemnitee.

        (b) The indemnification provided by this Section 1 shall be from and against all loss and liability suffered and expenses (including attorneys’ fees), judgments, fines, penalties, interest and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any such action, suit or proceeding, including any appeals, and shall be broadly construed to include, without limitation, indemnification for any actual or alleged act or omission to act.

    Section 2. Advance Payment of Expenses. To the fullest extent permitted by applicable law, expenses (including attorneys’ fees) incurred by Indemnitee in appearing at, participating in or defending any action, suit or proceeding or in connection with an enforcement action as contemplated by Section 3(f), shall be paid by the Indemnitor in advance of the final disposition of such action, suit or proceeding within 30 days after receipt by the Indemnitor of a statement or statements from Indemnitee requesting such advance or advances from time to time (which shall include or be preceded by (i) invoices received by the Indemnitee in connection with such expenses, but in the case of invoices for legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law or court rules may be omitted, and (ii) a written affirmation by Indemnitee of Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Indemnitor as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of Indemnitee, in such form as may be required under applicable law as in effect at the time of the execution thereof, to reimburse the portion of any expenses advanced to Indemnitee relating to claims, issues or matters in the action, suit or proceeding as to which it shall ultimately be established that the standard of conduct has not been met), whether prior to or after final disposition of any action, suit or proceeding. Notwithstanding anything to the contrary herein, for so long as the Indemnitor is subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”), any advancement of expenses shall be subject to at least one of the following as a condition of the advancement: (a) Indemnitee shall provide a security for his or her undertaking, (b) the Indemnitor shall be insured against losses arising by reason of any lawful advances or (c) a majority of a quorum of the Disinterested Trustees (as defined below), or Independent Counsel (as defined below), in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full-trial-type inquiry), that there is no reason to believe that Indemnitee ultimately will be found to not be entitled to indemnification. The Indemnitee hereby undertakes to repay any amounts advanced (without interest) to the extent that it is ultimately determined that Indemnitee is not entitled under this Agreement to be indemnified by the Indemnitor in respect thereof, it being understood that Indemnitee may make any such payment in cash, through the delivery of equity interests in the Indemnitor (valued at fair value at the time of such delivery), or any combination thereof. Such undertaking shall be unsecured and accepted without reference to the financial ability of the Indemnitee to make repayment and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. This Section 2 shall be subject to Section 3(c) and shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 6.

    Section 3. Procedure for Indemnification; Notification and Defense of Claim.

        (a)(i) Indemnitee shall notify the Indemnitor in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement hereunder as soon as reasonably practicable following receipt by Indemnitee of written notice thereof or Indemnitee’s otherwise becoming aware thereof. The written notification to Indemnitor shall include a description of the nature of the action, suit or proceeding and the facts underlying such action, suit or proceeding, in each case to the extent known by Indemnitee. The failure to promptly notify the Indemnitor of the commencement of the action, suit or proceeding, or of Indemnitee’s request for indemnification, will not relieve the Indemnitor from any liability that it may have to Indemnitee hereunder, except to the extent the Indemnitor is materially prejudiced in its defense of such action, suit or proceeding as a result of such failure.
(ii) To obtain indemnification under this Agreement, Indemnitee shall submit to the Indemnitor a written request therefor including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to enable the Indemnitor to determine whether and to what extent Indemnitee is entitled to indemnification hereunder. The Secretary of the Indemnitor shall, promptly upon receipt of such a request for indemnification, advise the Board of Trustees of the Indemnitor (the “Board of Trustees”) that Indemnitee has requested indemnification.
        (b) Upon written request by Indemnitee for indemnification pursuant to Section 3(a)(i), a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall promptly be made by the Board of Trustees (or a duly authorized committee thereof) or by Independent Counsel, provided that the determination shall be made by Independent Counsel if so requested by Indemnitee. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination in the discretion of the Board of Trustees or Independent Counsel. Any expenses actually and reasonably incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Indemnitor (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Indemnitor shall indemnify and hold Indemnitee harmless therefrom.

        (c) With respect to any action, suit or proceeding of which the Indemnitor is so notified as provided in this Agreement, the Indemnitor shall, subject to the last two sentences of this Section 3(c), be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Indemnitor, the Indemnitor will not be liable to Indemnitee under this Agreement for any subsequently-incurred fees of separate counsel engaged by Indemnitee with respect to the same action, suit or proceeding unless the employment of separate counsel by Indemnitee has been previously authorized in writing by the Indemnitor. Notwithstanding the foregoing, if Indemnitee, based on the advice of his or her counsel, shall have reasonably concluded (with written notice being given to the

Indemnitor setting forth the basis for such conclusion) that, in the conduct of any such defense, there is or is reasonably likely to be a conflict of interest or position between the Indemnitor and Indemnitee with respect to a significant issue, then the Indemnitor will not be entitled, without the written consent of Indemnitee, to assume such defense. In addition, the Indemnitor will not be entitled, without the written consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Indemnitor.

        (d) To the fullest extent permitted by applicable law, the Indemnitor’s assumption of the defense of an action, suit or proceeding in accordance with Section 3(c) will constitute an irrevocable acknowledgement by the Indemnitor that any loss and liability suffered by Indemnitee and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by or for the account of Indemnitee incurred in connection therewith are indemnifiable by the Indemnitor under Section 1 of this Agreement.

        (e) The determination whether to grant Indemnitee’s indemnification request shall be made promptly and in any event within 30 days following the Indemnitor’s receipt of a request for indemnification in accordance with Section 3(a)(ii). If the Indemnitor determines that Indemnitee is entitled to such indemnification or, as contemplated by Section 3(d), the Indemnitor has acknowledged such entitlement, the Indemnitor will make payment to Indemnitee of the indemnifiable amount within such 30 day period. If the Indemnitor is not deemed to have so acknowledged such entitlement or the Indemnitor’s determination of whether to grant Indemnitee’s indemnification request shall not have been made within such 30 day period, the requisite determination of entitlement to indemnification shall, subject to Section 6, nonetheless be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

        (f) In the event that (i) the Indemnitor determines in accordance with this Section 3 that Indemnitee is not entitled to indemnification under this Agreement, (ii) the Indemnitor denies a request for indemnification, in whole or in part, or fails to respond or make a determination of entitlement to indemnification within 30 days following receipt of a request for indemnification as described above, (iii) payment of indemnification is not made within such 30 day period, (iv) advancement of expenses is not timely made in accordance with Section 2, or (v) the Indemnitor or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. Indemnitee’s expenses (including attorneys’ fees) incurred in connection with determining Indemnitee’s right to indemnification or advancement of expenses, in whole or in part, in any such proceeding or otherwise shall also be indemnified by the Indemnitor to the fullest extent permitted by applicable law (whether such efforts are successful or unsuccessful).

        (g) Indemnitee shall be presumed to be entitled to indemnification and advancement of expenses under this Agreement upon submission of a request therefor in accordance with Section 2 or Section 3 of this Agreement, as the case may be. The Indemnitor shall have the burden of proof in overcoming such presumption, and such presumption shall be used as a basis for a determination of entitlement to indemnification and advancement of expenses unless the Indemnitor overcomes such presumption by clear and convincing evidence. No determination by the Indemnitor (including by trustees or any Independent Counsel) that the Indemnitee has not satisfied any applicable standard of conduct shall be a defense to any claim by the Indemnitee for indemnification or reimbursement or advance payment of expenses by the Indemnitor hereunder or create a presumption that the Indemnitee has not met any applicable standard of conduct. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Indemnitor, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Indemnitor for some portion of expenses, judgments, fines, penalties, interest and amounts paid in settlement, but not the total amount thereof, the Indemnitor shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.
        Section 4. Insurance; Subrogation; Investment Company Act.
        (a) The Indemnitor may purchase or otherwise obtain coverage under a policy or policies of insurance, providing Indemnitee with coverage, subject to the terms and conditions of such policy or policies, for any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf by reason of the fact that Indemnitee is or was or has agreed to serve as a trustee, officer, employee or agent of the Indemnitor, or is or was serving or has agreed to serve at the request of the Indemnitor as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or arising out of Indemnitee’s status as such, whether or not the Indemnitor would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement. If the Indemnitor has such insurance in effect at the time the Indemnitor receives from Indemnitee any notice of any matter with respect to which Indemnitee intends to seek indemnification or advancement hereunder, the Indemnitor shall give prompt notice thereof to the insurers in accordance with the procedures set forth in the policy or policies. The Indemnitor shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy or policies.

        (b) In the event of any payment by the Indemnitor under this Agreement, the Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy. Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Indemnitor to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Indemnitor shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

        (c) The Indemnitor shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable or payable or reimbursable as expenses hereunder (including, but not limited to, judgments, fines and amounts paid in settlement, and excise taxes with respect to an employee benefit plan or penalties) if and to the extent that (i) Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise, or (ii) for so long as the Indemnitor is subject to the Investment Company Act, indemnification or payment or reimbursement of expenses would not be permissible under the Investment Company Act.

    Section 5. Certain Definitions. For purposes of this Agreement, the following definitions shall apply:

        (a) The term “action, suit or proceeding” shall be broadly construed and shall include, without limitation, the investigation (formal or informal), preparation, prosecution, defense, settlement, arbitration, mediation and appeal of, and the giving of testimony in, any threatened, pending or completed investigation, audit, claim, action, suit, arbitration, alternative dispute resolution mechanism, hearing or other proceeding, whether civil, criminal, administrative, regulatory, legislative or investigative.

        (b) The term “Disinterested Trustee” means a trustee of the Indemnitor who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

        (c) The term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees, retainers, court costs, fees of experts and other professionals, witness fees, travel expenses, duplicating, printing and binding costs, telephone charges, postage, delivery service fees, facsimile transmission charges, secretarial services, any federal, state, local or foreign taxes imposed on Indemnitee as a result of actual or deemed receipt of any payments under this Agreement, appeal bonds, all other disbursements and other out-of-pocket costs of the types customarily incurred in connection with, or as a result of, prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a deponent or a witness, or otherwise participating in any action, suit or proceeding and reasonable compensation for time spent by Indemnitee for which Indemnitee is not otherwise compensated by the Indemnitor or any third party), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of an action, suit or proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise incurred in connection with a claim that is indemnifiable hereunder.

        (d) The term “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither is, nor in the past five years has been, retained to represent: (i) the Indemnitor or Indemnitee in any matter material to either such party, or (ii) any other party to or witness in the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Indemnitor or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

        (e) The term “judgments, fines and amounts paid in settlement” shall be broadly construed and shall include, without limitation, all direct and indirect payments of any type or nature whatsoever (including, without limitation, all penalties and amounts required to be forfeited or reimbursed to the Indemnitor), as well as any penalties or excise taxes assessed on a person with respect to an employee benefit plan.

    Section 6. Limitation on Indemnification. Notwithstanding any other provision herein to the contrary:

        (a) Claims Initiated by Indemnitee. The Indemnitor shall not be obligated pursuant to this Agreement to indemnify or advance expenses to Indemnitee with respect to any action, suit or proceeding (or part thereof) initiated by Indemnitee, except with respect to any compulsory counterclaim brought by Indemnitee or an action, suit or proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Agreement (which shall be governed by the provisions of Section 3(f) of this Agreement), unless such action, suit or proceeding (or part thereof) was authorized or consented to by the Board of Trustees.

        (b) Section 16(b) Matters. The Indemnitor shall not be obligated pursuant to this Agreement to indemnify Indemnitee on account of any action, suit or proceeding in which Indemnitee agrees to or is liable for disgorgement of profits made from the purchase or sale by Indemnitee of securities pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

        (c) Bad Faith or Misconduct Generally. The Indemnitor shall not be obligated pursuant to this Agreement to indemnify Indemnitee on account of conduct by Indemnitee where such conduct has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitrator or administrative body of competent jurisdiction as to which there is no further right or option of appeal or the time within which an appeal must be filed has expired without such filing to have been (i) material to the matter giving rise to the action, suit or proceeding and (x) was committed in bad faith or (y) was the result of active and deliberate dishonesty, (ii) Indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal action, suit or proceeding, Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(d) Liability to the Indemnitor or its Shareholders. The Indemnitor shall not be obligated pursuant to this Agreement to indemnify Indemnitee in respect of any liability to the Indemnitor or its shareholders to which the Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Indemnitee’s duties involved in the conduct of his or her office.

    Section 7. Certain Settlement Provisions. The Indemnitor shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action, suit or proceeding without the Indemnitor’s prior written consent. The Indemnitor shall not settle any action, suit or proceeding in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee’s prior written consent. Neither the Indemnitor nor Indemnitee will unreasonably withhold his, her or its consent to any proposed settlement.

    Section 8. Savings Clause. If any provision or provisions (or portion thereof) of this Agreement shall be invalidated on any ground by any court of competent jurisdiction, then the Indemnitor shall nevertheless indemnify Indemnitee if Indemnitee was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought by or in the right of the Indemnitor or otherwise), whether civil, criminal, administrative, regulatory, legislative or investigative and whether formal or informal, including appeals, by reason of the fact that Indemnitee is or was or has agreed to serve as a trustee, officer, employee or agent of the Indemnitor, or is or was serving or has agreed to serve at the request of the Indemnitor as a director, officer, employee or agent (which, for the purposes hereof, shall include a trustee, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, from and against all loss and liability suffered and expenses (including attorneys’ fees), liabilities, judgments, fines and amounts paid in settlement reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding, including any appeals, to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

    Section 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or in part, it is agreed that, in such event, the Indemnitor shall, to the fullest extent permitted by applicable law, contribute to the payment of all of Indemnitee’s loss and liability suffered and expenses (including attorneys’ fees), liabilities, judgments, fines and amounts paid in settlement reasonably incurred by or on behalf of Indemnitee in connection with any action, suit or proceeding, including any appeals, in an amount that is just and equitable in the circumstances; provided, that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to any limitation on indemnification set forth in Section 6 or 7 hereof.

    Section 10. Form and Delivery of Communications. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand, upon receipt by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier, one day after deposit with such courier and with written verification of receipt, or (d) sent by email or facsimile transmission, with receipt of oral confirmation that such transmission has been received. Notice to the Indemnitor shall be directed to: 1 Vanderbilt Avenue, 36th Floor, New York, New York 10017, Attn: [●], [●]. Notice to the Indemnitee shall be directed to the Indemnitee as set forth on the signature page hereto.

    Section 11. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of, a substitute for or in abrogation of any other rights which Indemnitee may have under any provision of law, in any court in which a proceeding is brought, other agreements or otherwise, and Indemnitee’s rights hereunder shall inure to the benefit of the heirs, executors and administrators of Indemnitee. Notwithstanding the immediately preceding sentence, the indemnification provided for in this Agreement is in lieu of, and not in addition to, the indemnification set forth in the Amended and Restated Declaration of Trust of the Indemnitor (as may be amended from time to time, the “Declaration of Trust”). No amendment or alteration of the Declaration of Trust or bylaws of the Indemnitor or any other agreement shall adversely affect the rights provided to Indemnitee under this Agreement.

Section 12. Enforcement. The Indemnitor shall be precluded from asserting in any judicial proceeding that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Indemnitor agrees that its execution of this Agreement shall constitute a stipulation by which it shall be irrevocably bound in any court of competent jurisdiction in which a proceeding by Indemnitee for enforcement of his rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Agreement are unique and special, and that failure of the Indemnitor to comply with the provisions of this Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity with respect to breach of this

Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Indemnitor of its obligations under this Agreement.

Section 13. No Construction as Employment Agreement. Nothing contained herein shall be construed as giving Indemnitee any right to be retained as a trustee, officer, employee and/or agent of the Indemnitor. For the avoidance of doubt, the indemnification and advancement of expenses provided under this Agreement shall continue as to Indemnitee even though Indemnitee may have ceased to be a trustee, officer, employee or agent of the Indemnitor.

Section 14. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by applicable law.

    Section 15. Entire Agreement. Subject to Section 11, this Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

    Section 16. Modification and Waiver. No supplement, modification, waiver or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. For the avoidance of doubt, this Agreement may not be terminated by the Indemnitor without Indemnitee’s prior written consent.

    Section 17. Successor and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Indemnitor shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Indemnitor, by written agreement in form and substance reasonably satisfactory to Indemnitee, to expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Indemnitor would be required to perform if no such succession had taken place.

    Section 18. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflicts of laws rules. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Indemnitor of Indemnitee, then the indemnification provided under this Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

    Section 19. Exclusive Delaware Jurisdiction. The parties, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as from time to time amended (the “Act”), (i) irrevocably agree that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement (regardless of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submit to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agree not to, and waive any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waive any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consent to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waive any and all right to trial by jury in any such claim, suit, action or proceeding.

    Section 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

    Section 21. Headings and Section References. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Section references are to this Agreement unless otherwise specified.

    This Indemnification Agreement has been duly executed and delivered to be effective as of the date stated above.

                        CARLYLE SECURED LENDING III

                        By _______________________________________
                        Name:
                        Title:

INDEMNITEE:

                        _______________________________________
                        Name:

Email:
Facsimile:

Address:
12